Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

This FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of January 10, 2008 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of April 30, 2007, by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), the other subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Credit Parties” (“Credit Parties”), the lenders party hereto from time to time (“Lenders”), and Silver Point Finance, LLC (“Silver Point”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, each an “Agent” and collectively the “Agents”).

WHEREAS, Holdings, Borrowers, Credit Parties, Lenders and Agents are parties to that certain Credit and Guaranty Agreement, dated April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans to Borrowers;

WHEREAS, the Borrowers have requested that Agents and Lenders amend certain terms and conditions of the Credit Agreement as more fully set forth herein;

WHEREAS, the Agents and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2. Amendment to Credit Agreement. Section 6.6(a) of the Credit Agreement is hereby amended and modified by deleting subsection (v) in its entirety and inserting in lieu thereof the following:

“(v) maintained in the United Kingdom, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until June 30, 2008, $5,000,000 plus an amount sufficient to fund any checks written on such United Kingdom Blocked Accounts that have not yet cleared, and (B) on and after June 30, 2008, $5,000,000;”

3. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Credit Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).

(b) The Administrative Agent shall have received counterparts of this Amendment that bear the signatures of each of the Credit Parties, the Agents and the Lenders.

(c) The Administrative Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to the Agents, duly executed by the Credit Parties, the Working Capital Agent, and the Working Capital Lenders amending the corresponding provisions of the Working Capital Agreement.

4. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to the Agents and the Lenders as follows:

(a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b) The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Credit Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

5. Continued Effectiveness of Credit Agreement. Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Credit Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Collateral Agent, for the ratable benefit of the Lenders, or to grant to the Collateral Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Credit Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no waiver or amendment of any terms or provisions of the Credit Agreement, or the waivers and amendments granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agents and the Lenders.

(e) This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

HANDLEMAN CATEGORY MANAGEMENT COMPANY

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

HANDLEMAN SERVICES COMPANY

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

HANDLEMAN REAL ESTATE LLC

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

ARTIST TO MARKET DISTRIBUTION LLC

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

REPS, L.L.C.

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

CREDIT PARTIES:

HANDLEMAN COMPANY

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

CRAVE ENTERTAINMENT GROUP, INC.

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

HANLEY ADVERTISING COMPANY

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

HANDLEMAN COMPANY OF CANADA LIMITED

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

HANDLEMAN UK LIMITED

By:
Name:	Thomas C. Braum, Jr
Title:	Director

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

SVG DISTRIBUTION, INC.

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

CRAVE ENTERTAINMENT, INC.

By:
Name:	Gregory Mize
Title:	Vice President and Treasurer

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

SILVER POINT FINANCE, LLC, as Administrative Agent and Collateral Agent

By:
Name:
Title:

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

LENDERS:

SPF CDO I, LTD.

By:
Name:
Title:

GRAND CENTRAL ASSET TRUST, SIL SERIES

By:
Name:
Title:

THERMOPYLAE FUNDING CORP.

By:
Name:
Title:

FIELD POINT I, LTD.

By:
Name:
Title:

FIELD POINT III, LTD.

By:
Name:
Title:

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT